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I represent that this English language IDS Investors Certificate prospectus supplement represents a fair and accurate translation of a Spanish language IDS Investors Certificate prospectus supplement.


________________________
Bruce A. Kohn
Vice President and General Counsel
IDS Certificate Company
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Prospectus Supplement - May 4, 1995*


Supplement to Prospectus dated April 26, 1995, for IDS Investors Certificate

To discussion in "Rates for new purchases" under "About the certificate" is modified as follows:

In determining rates based on the amount of your investment the Issuer may offer a rate based on your aggregate investment determined by totaling only the amounts invested in each certificate that has a current balance exceeding a specified level. The current balance considered in this calculation may be exclusive of interest. Part of the balance may be required to be invested in terms of a specified minimum length. The certificates whose balances are aggregated must have identical ownership. The rate may be available only for a certificate whose current balance exceeds a specified level or that is offered through a specified distributor or selling agent.

The discussion in "Selling agreements with AEBI and Coutts" under "How your money is managed" is modified as follows:

AEBI is paid an annualized fee ranging from 0.50% to 1.25% of the reserve balance of each certificate, depending on the amount outstanding for each such certificate, with this exception: The fee will be 0.30% of reserve balance of each certificate with an amount outstanding of $5 million or more when:

o the aggregate reserve balance for that certificate, and any other certificate with identical ownership and an amount outstanding of $5 million or more, is at least $20 million, and

o at least $5 million of this aggregate reserve balance is invested for a term of 12 months or longer.


*Valid until April 24, 1996